Exhibit 10.23

SECOND AMENDMENT TO

EXCLUSIVE LICENSE AGREEMENT

This Second Amendment to the License and Supply Agreement (this “Amendment”) is made as of January 12, 2009 by and among Alphatec Spine, Inc., a Delaware corporation with a principal place of business at 5818 El Camino Real, Carlsbad, California 92008 (“Licensee”), Progressive Spinal Technologies LLC, a limited liability company organized under the laws of the state of Delaware, with an address at 410 East Walnut Street, Suite #8, Perkasie, Pennsylvania 18944 (“Licensor”) and Alphatec Holdings, Inc., a Delaware corporation with a principal place of business at 5818 El Camino Real, Carlsbad, California 92008 (“Holdings”). Capitalized terms undefined herein shall have the meaning ascribed them in the Agreement.

RECITALS

Reference is made to that certain Exclusive License Agreement dated December 18, 2007, as amended, between the parties to this Amendment (the “Agreement”).

The Parties desire to amend the Agreement as set forth herein.

Now, therefore, in consideration of the mutual promises set forth herein and for other good and valuable consideration, the receipt and sufficiency of which is acknowledged by the Parties hereto, the Parties hereto agree as follows:

1.	AMENDMENTS

1.1 Amendment and Restatement of Section 4.1.2. Section 4.1.2 of the Agreement is hereby deleted and replaced in its entirety with the following language:

“4.1.2 Milestone Payments. Licensee shall pay milestone payments (or in the case of the Common Stock cause the issuance thereof by Holdings) to Licensor (each such payment or issuance a “Milestone Payment”) as specified below no more than thirty (30) days after the occurrence of the corresponding event designated below, unless this Agreement has been terminated prior to such due date; provided that Licensor hereby assigns to its affiliate [***] and (ii) the right to enforce this Agreement to the extent necessary [***], and Licensee and Holdings hereby consents to both such assignments. No Milestone Payments described in this Subsection 4.1.2 shall be credited against or otherwise reduce any other amounts payable hereunder.

CONFIDENTIAL TREATMENT REQUESTED

Event	Milestone Payment

[***]	[***]

[***]	[***]

[***]	[***]

[***]	[***]

[***]	[***]

2.	MISCELLANEOUS

In the event of any conflict between the provisions of this Amendment and the Agreement, the provisions of this Amendment shall prevail. Other than as set forth in this Amendment, the remainder of the Agreement shall remain in full force and effect.

[Signatures Follow]

IN WITNESS WHEREOF, the Parties and Holdings have caused this Amendment to be executed by their duly authorized representative.

ALPHATEC SPINE, INC.		PROGRESSIVE SPINAL TECHNOLOGIES LLC:

By:	/s/ Dirk Kuyper	By:	/s/ E. Skott Greenlagh
	Name: Dirk Kuyper		Name: E. Skott Greenlagh
	Title: President and CEO		Title: CEO

ALPHATEC HOLDINGS, INC.

By:	/s/ Dirk Kuyper
Name: Dirk Kuyper
Title: President and CEO

CONFIDENTIAL TREATMENT REQUESTED